UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 17, 2017

SERITAGE GROWTH PROPERTIES
(Exact name of registrant as specified in its charter)

001-37420	Maryland	38-3976287
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
489 Fifth Avenue, 18th Floor
New York, NY 10017
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 355-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01  Other Events
On January 17, 2017, Seritage Growth Properties (the "Company") issued a news release providing an update on the Company's leasing and development activity as of December 31, 2016.
A copy of the news release providing such update is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits
(d) Exhibits
99.1 News Release dated January 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

Date: January 17, 2017

/s/ Matthew Fernand
	By:	Matthew Fernand
Executive Vice President, General Counsel and Secretary